                                                                   EXHIBIT 10.27

                        STANDARD FORM SUBLEASE (LEGACY)
                              SUBLEASE AGREEMENT

                  Basic Sublease Information (Defined Terms)

Effective Date:         November 1, 1999
                      ----------------------------------------------------------

Master Lease Date:      January 16, 1997
                      ----------------------------------------------------------

Landlord:               AMB Property, L.P.,
                      ----------------------------------------------------------
                        A Delaware Limited Partnership
                      ----------------------------------------------------------

Tenant:                 New Breed Distribution Corp, of California, Inc.,
                      ----------------------------------------------------------
                        a California Corporation
                      ----------------------------------------------------------

Tenant's Address:       4043 Piedmont Parkway
                      ----------------------------------------------------------
                        High Point, NC 27265
                      ----------------------------------------------------------

Premises:               Improved real property as more particularly described in
                        the Master Lease, attached hereto as Exhibit B,
                        consisting of approximately 81,225 rentable square feet.
                                                    ------

Permitted Uses:         warehouse distribution and general office uses
                      ----------------------------------------------------------

Subtenant:              Cost-U-Less, Inc. a Washington Corporation
                      ----------------------------------------------------------

                      ----------------------------------------------------------

Subtenant's Address:    12410 SE - 32nd Street
                      --------------------------------------------------------
                        Bellevue, WA 98005
                      --------------------------------------------------------

Sublease Premises:      That portion of the Premises, as more particularly
                        described in the Sublease Premises Floor Plan, attached hereto as Exhibit A, consisting of approximately 81,225 rentable square feet.

Sublease Premises
Address:                2055 Burroughs Avenue, San Leandro, CA
                      ----------------------------------------------------------

                        Building: ______________________________________________

Sublease Term:          December 1, 1999 - January 31, 2002
                      ----------------------------------------------------------
                        The Subtenant will occupy the Premises Rent Free for the
                        month of December, 1999
Sublease
Commencement Date:      December 1, 1999
                      ----------------------------------------------------------

Expiration Date:        January 31, 2002
                      ----------------------------------------------------------

Rent Commencement
Date:                   January 1, 2000
                      ----------------------------------------------------------

Base Rent:              ($30,865.00)        Dollars ($.38c          ) per month
                      ---------------------          ---------------
                        The Tenant is responsible for real estate taxes,
                        insurance and common area maintenance. The Subtenant is
Adjustments to          responsible for increases in real estate taxes,
Base Rent:              insurance and common area maintenance on a pro rata
                        basis over Base Year 1999-2000.

Subtenant's             Thirty Thousand Eight Hundred
Security Deposit:       Sixty Five and No/100            Dollars ($30,865.00)
                      -----------------------------------         ----------
                        per month

Subtenant's Share:      67%
                      ----------------------------------------------------------

Parking Area:           None      (  ) non-exclusive and non-designated spaces
                      ------------ --

Broker:                 CB Richard Ellis, INc.                        for Tenant
                      -----------------------------------------------
                        None                                       for Subtenant
                      ---------------------------------------------


Exhibits:             Exhibit A - Sublease Premises Floor Plan
                      Exhibit B - Master Lease
                      Exhibit C - Scope of Work
                      Exhibit D - Hazardous Materials Disclosure Certificate

     THIS SUBLEASE AGREEMENT ("Sublease") is entered as of the Effective Date by and between Tenant and Subtenant.

     THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

     A. Tenant is presently a tenant of the Premises in the Building pursuant to the Master Lease by and between Landlord and Tenant. A copy of the Master Lease with all exhibits and addenda thereto, is attached hereto as Exhibit B.

     B. Tenant desires to sublease the Sublease Premises to Subtenant and Subtenant desires to sublease the Sublease Premises from Tenant on all of the terms, covenants and conditions herein after set forth.

     C. All of the terms and definitions in the Defined Terms section are incorporated herein by this reference.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1. Sublease. Tenant hereby subleases to Subtenant, and Subtenant hereby subleases from Tenant the Sublease Premises for the Sublease Term upon all of the terms, covenants and conditions herein contained. In addition, Tenant shall lease to Subtenant, and Subtenant shall lease from Tenant, any and all permanent improvements ("Improvements") on the Sublease Premises constructed and/or owned by Tenant, upon all of the terms, covenants and conditions herein contained. As used herein, "Sublease Premises" shall include the Sublease Premises and the Improvements.

     2.   Condition of Sublease Premises. Subtenant acknowledges that
Subtenant has conducted Subtenant's own investigation of the Sublease Premises, the physical condition thereof, including compliance of the Sublease Premises with all laws and regulations, accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, and such other matters which in Subtenant's judgment affect or influence Subtenant's use and suitability of the Sublease Premises. Subtenant recognizes that Tenant would not sublease the Sublease Premises except on an "as is" basis and acknowledges that Tenant has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Sublease Premises. Subtenant shall rely solely on Subtenant's own inspection and examination of such items and not on any representations of Tenant, express or implied. Subtenant further recognizes and agrees that neither Tenant nor Landlord have made any such representations, and neither Landlord nor Tenant shall be required to perform any work of construction, alteration or maintenance of or to the Sublease Premises except as set forth in Exhibit C; provided, however, Tenant shall deliver the Sublease Premises to Subtenant in broom clean condition, reasonable wear and tear and casualty excepted.

     3.   Sublease Subject to Master Lease.

          a. Inclusions. Subtenant agrees that all of the terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in Section 3.b, modified as appropriate so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Tenant. Whenever the word "Premises" is used in the Master Lease, for purposes of this Sublease, the words Sublease Premises shall be substituted. Subtenant shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Sublease Premises and shall satisfy all applicable terms and conditions of the Master Lease for the benefit of both Tenant and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Subtenant" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Tenant" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Subtenant or upon the failure of Subtenant to pay Rent, Additional Rent or comply with any of the provisions of this Sublease, Tenant may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of the Master Lease shall control.

          b. Exclusions. The terms and provisions of the following Sections and portions of the Master Lease are not incorporated into this Sublease: None.
                                                                          -----

     4.   Rent.

          a. Initial Rent. Upon execution hereof, Subtenant shall deliver the first month's Base Rent to Tenant, to be applied against Subtenant's first obligation to pay Base Rent hereunder. Subtenant shall pay to Tenant the Base Rent in advance on the first (1st) day of each month of the Sublease Term, commencing on the Rent Commencement Date. In the event the last day of the Sublease Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Tenant's Address, or at such other place as may be designated in writing from time to time by Tenant, in lawful money of the United States and without deduction, abatement or offset for any cause whatsoever.

          b. Net Rental. Subtenant shall be responsible for Subtenant's Share of all costs and expenses of every kind and nature which may be imposed, at any time, on Tenant pursuant to the Master Lease (except for Base Rent, as defined in the Master Lease) including, but not limited to, Subtenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses and Administrative Expenses, all as defined in the Master Lease. As hereinafter used, "Rent" shall include Base Rent and all additional charges to be paid by Subtenant pursuant to this Section 4.b.

     5. Security Deposit. Subtenant has deposited the Security Deposit with Tenant. The Security Deposit shall secure Subtenant's obligations under this Sublease to pay Base Rent and other monetary amounts, to maintain the Sublease Premises and repair damages thereto, to surrender the Sublease Premises to Tenant in clean condition and repair upon termination of this Sublease and to discharge Subtenant's other obligations hereunder. If Subtenant fails to perform Subtenant's obligations hereunder, Tenant may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Subtenant's unperformed obligations. If Tenant does so apply any portion of the Security Deposit, Subtenant's failure to remit to Tenant a sufficient amount in cash to restore the Security Deposit to the original amount within five (5) days after receipt of Tenant's written demand to do so shall constitute a material default. Upon termination of this Sublease, if Subtenant has then performed all of Subtenant's obligations hereunder, Tenant shall return the Security Deposit, or whatever amount remains of the Security Deposit after Tenant applied all or a portion of the Security Deposit to perform Subtenant's obligations hereunder, to Subtenant without payment of interest within thirty (30) days of Subtenant's vacating the subleased premises.

     6. Use. The Sublease Premises shall be used for the Permitted Uses, and for no other purpose or business without the prior written consent of Tenant. In no event shall the Sublease Premises be used for a purpose or use prohibited by the Master Lease.

     7.   Insurance.

          a. Additional Insured. All insurance policies required to be carried by Subtenant, pursuant to the Master Lease, shall contain a provision whereby Tenant and Landlord are each named as additional insureds under such policies. An original certificate of insurance shall be delivered to Tenant and Landlord by Subtenant as a condition precedent to the effectiveness of this Sublease.

          b. Waiver of Subrogation. Landlord, by giving Landlord's consent to this Sublease, and Subtenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Subtenant pursuant to Section 12 of the Master Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

     9.   Miscellaneous.

          a. Entire Agreement. This Sublease contains all of the covenants, conditions and agreements between the parties concerning the Sublease Premises, and shall supersede all prior correspondence, agreements and understandings concerning the Sublease Premises, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Tenant and Subtenant, and consented to in writing by Landlord.

          b. Captions. All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

          c.   Landlord's Consent. This Sublease is conditioned upon
obtaining the written consent of Landlord within 14 calendar (14) calendar days
                                                 -----------
after the Effective Date. If Landlord refuses to consent to this Sublease, or if
the         (  ) day consent period expires without Landlord having given
    -------- --
Landlord's consent, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Sublease Premises; provided Tenant shall return the Security Deposit, if previously delivered to Tenant, to Subtenant.

          d. Authority. Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

          e. Attorneys' Fees. In the event either party shall bring any action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

          f. Brokerage Commission. Tenant and Subtenant each represents and warrants for the benefit of the other and Landlord that neither Tenant nor Subtenant have had any dealings with any real estate broker, agent or finder in connection with the Sublease Premises and/or the negotiation of this Sublease, except for the Broker(s) (as set forth in the Defined Terms), and that neither Tenant nor Subtenant knows of any other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Sublease or otherwise based upon contacts between the claimant and either party. Tenant and Subtenant shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Sublease Premises and this Sublease other than Broker(s), if any, resulting from the actions of the indemnifying party.

     IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, effective as of the Effective Date.

"Tenant"

New Breed Distribution Corp. of California, Inc.,
-------------------------------------------------
a California Corporation
  -------------------------------------------

By:  /s/
    -----------------------------------------
Its:  CBO
     ----------------------------------------

By: _________________________________________

Its: ________________________________________



"Subtenant"

Cost-U-Less Inc.,
---------------------------------------------
a Washington Corporation
  -------------------------------------------


By:  /s/
    -----------------------------------------
Its:  Vice President Real Estate Construction
      ---------------------------------------

By: _________________________________________

Its: ________________________________________

                                   Exhibit A
                              Diagram of Premises

                             CONSENT TO SUBLETTING

THIS AGREEMENT (this "Agreement") is made as of the November 1, 1999, by and
                                                    ----------------
between AMB Properties, L.P., a Delaware Limited Partnership ("Landlord"), New
        ----------------------------------------------------              ----
Breed Distribution Corporation of California, Inc., a California Corporation
----------------------------------------------------------------------------
("Tenant"), and Cost-U-Less, Inc., a Washington Corporation ("Subtenant"), with
          -------------------------------------------------
referenced to the following facts:

     A. Landlord and Tenant entered into that certain Lease Agreement dated January 16, 1997, as subsequently amended on ___________________________________
----------------
(collectively the "Master Lease"), relating to certain premises more particularly described in the Master Lease ("Premises").

     B. Tenant and Subtenant have entered into a Sublease Agreement dated as of November 1, 1999 ("Sublease"). By the terms of the Sublease, Tenant will
   ----------------
sublease to Subtenant and Subtenant will sublease from Tenant a portion of the Premises consisting of approximately 81,225 square feet of space located at
                                     ------
2055 Burroughs Avenue, San Leandro, California, as more particularly described
----------------------------------
in the Sublease ("Sublease Premises").

     C. Tenant has requested that Landlord consent to Tenant subletting the Sublease Premises to Subtenant pursuant to the Sublease. Landlord has agreed to consent to the subletting on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Tenant and Subtenant agree as follows:

          1.  Definitions. Unless otherwise defined in this Agreement, all
              -----------
defined terms used in this Agreement shall have the same meaning and definition given them in the Master Lease.

          2.  Master Lease.
              ------------

              2.1 The Sublease is and shall be at all times subject and subordinate to all of the terms and conditions of the Master Lease and, notwithstanding anything to the contrary contained in the Sublease, Subtenant agrees to perform all of the covenants of Tenant contained in the Master Lease insofar as the same relate to the Sublease Premises, provided that Subtenant shall not be obligated to pay rent, operating expenses or other charges in excess of the amounts specified in the Sublease. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, as between Tenant and Landlord, the provisions of the Master Lease shall prevail unaffected by the Sublease. Subtenant shall not violate any of the terms and conditions of the Master Lease to the extent applicable to the use and occupancy of the Sublease Premises. Any breach of the Master Lease by Tenant or any breach of the Sublease or Master Lease by Subtenant which results in a breach of the Master Lease shall entitle Landlord to all the rights and remedies provided in the Master Lease.

              2.2 Subtenant acknowledges and agrees that the term of the Sublease shall automatically terminate upon the termination of the Master Lease for any reason whatsoever, including, without limitation, the termination of the Master Lease prior to the expiration of the term thereof pursuant to a written agreement by and between Landlord and Tenant. Notwithstanding any provision to the contrary in the Sublease or in any other agreement, Subtenant acknowledges that it shall have no right and there shall not be vested in Subtenant any right to exercise rights of first refusal, options, or other similar preferential rights, if any, given to Tenant under the Master Lease.

              2.3 Tenant represents and warrants to Landlord that (a) attached to this Agreement as Exhibit B is a true and correct copy of the Master Lease,
                     ---------
and there exist no amendments, modifications, or extensions of or to the Master Lease except as specified herein, and the Master Lease is now in full force and effect; and (b) to Tenant's actual knowledge, there exist no defenses or offsets to enforcement of the Master Lease by Landlord or Tenant. To Tenant's actual knowledge, (i) Landlord is not in default in the performance of the Master Lease, (ii) Landlord has not committed any breach thereof, and (iii) no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Landlord.

              2.4 Tenant and Subtenant represent and warrant to Landlord that there are no additional payments of rent or consideration of any type payable by Subtenant to Tenant with regard to the Sublease Premises other than as disclosed in the Sublease, a true and complete copy of which is attached hereto as Exhibit
                                                                         -------
A and incorporated herein by this reference.
-

          3.  Consent of Landlord. Landlord hereby consents to the subletting of
              -------------------
the Sublease Premises to Subtenant pursuant to the terms of the Sublease. Landlord's consent shall not release or discharge Tenant of any of its obligations under the Master Lease or release, discharge or alter the primary liability of Tenant to pay rent and all other sums due under the Master Lease and to perform and comply with all other obligations of Tenant under the Master Lease. As between Landlord and Tenant, the Sublease shall not alter, amend or otherwise modify any provisions of the Master Lease. Landlord shall have no obligations to any party in connection with the Sublease Premises other than those obligations set forth in the Master Lease. Landlord shall not be bound or estopped in any way by the provisions of the Sublease.

          4.  Assignment of Rent.
              ------------------

              4.1 Subject to the terms of Section 4.2, Tenant hereby absolutely and irrevocably assigns and transfers to Landlord Tenant's rights under the Sublease to all rentals and other sums due Tenant under the Sublease.

              4.2 Landlord agrees that until a default shall occur in the performance of Tenant's obligations under the Master Lease, Tenant shall have a license to receive, collect and enjoy the rentals and other sums due Tenant under the Sublease except as otherwise provided under the Master Lease. However, said license shall automatically terminate without notice to Tenant upon the occurrence of a default by Tenant in the performance of its obligations under the Master Lease and Landlord may thereafter, at its option, receive and collect, directly from Subtenant, all rentals and other sums due or to be due Tenant under the Sublease. Landlord shall not, by reason of the assignment of all rentals and other sums due Tenant under the Sublease nor by reason of the collection of said rentals or other sums from the Subtenant, (a) be bound by or become a party to the Sublease, (b) be deemed to have accepted the attornment of Subtenant, or (c) be deemed liable to Subtenant for any failure of Tenant to perform and comply with Tenant's obligations under the Sublease. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt by Subtenant of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay directly to Landlord the rents and other income due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely solely upon such notice from Landlord notwithstanding any conflicting demand by Tenant or any other party. Tenant hereby agrees to indemnify, defend and hold Subtenant harmless from any and all claims, losses, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, attorneys' fees and consultants' fees) (collectively, "Claims") which Subtenant may incur in relying on any written notice from Landlord and/or paying rent and other sums due under the Sublease directly to Landlord in accordance with this Section 4.2.

          5.  Indemnification. Tenant shall indemnify and hold harmless Landlord
              ---------------
and agents, employees, partners, shareholders, directors, invitees, and independent contractors (collectively "Agents") of Landlord, against and from any and all Claims arising from or related to the following: (a) Subtenant's use of the Sublease Premises or any activity done, permitted or suffered by Subtenant in, on or about the Sublease Premises, the Building, or the Property;
(b) the Sublease and any act or omission by Subtenant or its Agents in connection with or related to the Sublease, the Sublease Premises, the Building, or the Property; (c) any Hazardous Material used, stored, released, disposed, generated, or transported by Subtenant or its Agents in, on, or about the Sublease Premises, including without limitation, any Claims arising from or related to any Hazardous Material investigations, monitoring, cleanup or other remedial action; and (d) any action or proceeding brought on account of any matter referred to in items (a), (b), and/or (c). If any action or proceeding is brought against Landlord by reason of any such Claims, upon notice from Landlord, Tenant shall defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. The obligations of Tenant under this
Section 5.1 shall survive any termination of the Sublease or the Master Lease.

          6.  Assignment and Sub-Subletting. Subtenant shall not voluntarily or
              -----------------------------
by operation of law, (1) mortgage, pledge, hypothecate or encumber the Sublease or any interest therein, (2) assign or transfer the Sublease or any interest therein, sub-sublet the Sublease Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents and invitees or Subtenant excepted) to occupy or use the Sublease Premises, or any portion thereof, without first obtaining the written consent of Landlord.

          7.  Miscellaneous Provisions.
              ------------------------

              7.1 Tenant shall pay to Landlord, upon Landlord's demand, the fee specified in the Master Lease, or if no fee is so specified, Landlord's reasonable fees incurred in connection with Landlord's review and processing of documents relating to the subletting of the Sublease Premises to Subtenant.

              7.2 Landlord shall use reasonable efforts to notify Subtenant of any default by Tenant under the Master Lease of which Landlord has actual knowledge and which is not cured within any applicable notice and cure period provided in the Master Lease; provided, however, that the failure of Landlord to provide such notice shall not give rise to liability on the part of Landlord or otherwise alter or modify the rights and obligations of the parties hereunder. The giving of any such notice to Subtenant shall not vest in Subtenant any rights or remedies except as otherwise expressly set forth herein.

              7.3 Tenant and Subtenant agree not to amend, modify, supplement, or otherwise change in any respect the Sublease except with the prior written consent of Landlord, which consent shall not be unreasonably withheld. This Agreement shall not create in Subtenant, as a third party beneficiary or otherwise, any rights except as set forth in this Agreement.

              7.4 All notices which Landlord or Subtenant desire to give or provide to the other shall be personally delivered or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, and, if to Landlord, shall be sent to the address set forth immediately below Landlord's signature hereto, and, if to Subtenant shall be sent to the Sublease Premises. Each party shall have the right to change its address for notices by giving written notice thereof to the other party in accordance with this Section 7.4. Any notice given in accordance with this Section 7.4 shall be deemed delivered upon actual receipt (or attempted delivery if delivery is refused). Copies of any notices of default sent by (i) Tenant under the Master Lease or Sublease, as applicable, shall be delivered to Landlord and Subtenant at the addresses for each set forth in the Master Lease and Sublease, as applicable, at the same time such notices are sent to Landlord or Subtenant, as applicable, and (ii) Subtenant to Tenant under the Sublease shall be delivered by Subtenant to Landlord at the address set forth in the Master Lease at the same time such notices are sent to Tenant as set forth in the Sublease.

              7.5 This Agreement, together with the provisions of the Master Lease relating to subletting or assigning, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Agreement. In the event of a permitted assignment under the Master Lease by Landlord or Tenant of its interest in the Master Lease, then the assignee of either Landlord of Tenant, as appropriate, shall automatically be deemed to be the assignee of Landlord or Tenant under this Agreement, and such assignee shall automatically assume the obligations of Landlord or Tenant under this Agreement. No other assignments of this Agreement shall be permitted, except with the written consent of all parties hereto. Any attempted assignment in violation of this section shall be void. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors and administrators and permitted assigns of all the parties hereto. The parties acknowledge and agree that no rule or construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement, and all such other provisions shall remain in full force and effect.

              7.6 If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

              7.7 This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

              7.8 Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease or this Agreement and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

              7.9 This Agreement shall in no manner be construed as limiting Landlord's ability to exercise its rights to recapture any portion of the Premises, as set forth in the Master Lease, in the event of a proposed future sublease or assignment of such portion of the Premises.

              7.10 The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

              7.11 Tenant and Subtenant agree that the liability of Landlord hereunder and any recourse by Tenant or Subtenant against Landlord shall be subject to the limitations on liability set forth in the Master Lease. In addition, neither Landlord, nor any of its constituent members, partners, subpartners, or agents, shall have any personal liability, and Tenant and Subtenant each hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant and/or Subtenant.

              7.12 Tenant and Subtenant shall be jointly and severally liable for all bills rendered by Landlord for charges incurred by or imposed upon Subtenant which arise during the term of the Sublease for services rendered and materials supplied to the Sublease Premises pursuant to the Master Lease, Sublease and/or this Agreement.

              7.13 The voluntary or other surrender of the Master Lease by Tenant, or a mutual cancellation, termination or expiration thereof, shall not work as a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

              7.14 As a condition precedent to the effectiveness of this Agreement, Subtenant shall have delivered to Landlord a fully complete and executed Hazardous Materials Disclosure Statement in the form attached hereto as Exhibit D and incorporated herein by reference.
---------

     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this Agreement as of' the day and year first hereinabove written.

     Landlord:

     AMB Property, L.P.,
     a Delaware Limited Partnership

     By:  AMB Property Corporation
          a Maryland Corporation, its General Partner


          By: /s/ John L. Rossi
              -------------------------------
                  John L. Rossi

         Its:     Vice President

     Telephone:   (415) 394-9000

     Facsimile:   (415) 394-9001

     Executed at: SF, CA
                  ---------------------------

     on:   12/2/99
         ------------------------------------

     Landlord's address:

     505 Montgomery Street, 5/th/ Floor
     San Francisco, CA 94111

     With a copy to:

     Legacy Partners Commercial, Inc.
     101 Lincoln Center Drive/4/th/ Floor
     Foster City, CA 94404
     Attention:  Williams/Burrough
     Phone: (650) 571-2200
     Fax:   (650) 571-2211



Subtenant:                                     Tenant:

-------------------------------------------    ---------------------------------
Cost-U-Less, Inc., a Washington Corporation    New Breed Distribution Corp. of
                                               California, Inc,. a California
                                               Corp.
-------------------------------------------    ---------------------------------


   By:  /s/                                       By: /s/
        ------------------------------                 ------------------------

   Its: Vice President Real Estate/
        Construction                              Its:   CPU
        ------------------------------                 -----------------------

   Date: 11/16/99                                 Date: ______________________
        ------------------------------

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